BERGER MID CAP VALUE FUND

                 SUPPLEMENT DATED JULY 7, 1998
               TO PROSPECTUS DATED JULY 7, 1998

The Fund's distributor will solicit orders to purchase Fund shares during an initial offering period from July 7, 1998 to August 12, 1998 (the Subscription Period). Orders received during the Subscription Period will be accepted by the Fund and invested at the initial public offering price of $10 per share on August 12, 1998. Payments accompanying orders received during the Subscription Period will be held by the Fund's transfer agent uncashed and uninvested until that time.

Charles Schwab & Co., Inc. (Schwab) is also soliciting subscriptions of Fund shares during the Subscription Period pursuant to an agreement with Berger Distributors, Inc.
(BDI), the Fund's distributor. The $10 per share purchase price for Fund shares ordered through Schwab will be paid from a Schwab customer's brokerage account on August 12, 1998. BDI will pay Schwab for its services a fee of one hundred thousand dollars or, if greater, an amount equal to a maximum of 0.50% of the total dollar amount of Fund shares sold through Schwab during the Subscription Period. All fees paid to Schwab under these arrangements will be paid solely by BDI out of its own resources and will have no effect on the Fund's fees or expenses.

Shares of the Fund will not be available to the public prior to the Fund's commencement of operations except through these special subscription offers. After the Subscription Period, Schwab will receive remuneration for recordkeeping and shareholder servicing of Fund shares purchased through Schwab.